Exhibit 99.1

DNOW – MRC Press Release

FOR IMMEDIATE RELEASE

DNOW and MRC Global to Combine in All-Stock Transaction Creating a Premier Energy and Industrial Solutions Provider

Combination Greatly Expands the Scale and Scope of Complementary Products, Services and Supply Chain Solutions

Diversified Business Portfolio Serving Attractive Global Markets to Drive Long-Term Sustainable Growth

Expected to Realize $70 Million of Annual Cost Synergies Within Three Years of Closing

Anticipated to be Meaningfully Accretive to

Adjusted Earnings Per Share (EPS) in First Year Following Closing

Companies to Host Investor Conference Call Today at 5:15 p.m. ET / 4:15 p.m. CT

HOUSTON – June 26, 2025 – DNOW Inc. (NYSE: DNOW) (“DNOW” or “the Company”) and MRC Global Inc. (NYSE: MRC) (“MRC Global”) today announced that they have entered into a definitive merger agreement pursuant to which DNOW will acquire MRC Global in an all-stock transaction valued at approximately $1.5 billion, inclusive of MRC Global’s net debt, creating a premier energy and industrial solutions provider.

The combination brings together two global energy and industrial infrastructure organizations with a complementary portfolio of high-quality products, services and supply chain solutions and an expanded footprint of more than 350 service and distribution locations across more than 20 countries. By integrating both companies’ expertise in serving energy, gas utility and industrial customers, the combined company will have greater scale and deliver enhanced capabilities across the value chain.

Under the terms of the agreement, MRC Global shareholders will receive 0.9489 shares of DNOW common stock for each share of MRC Global common stock, representing a 8.5% premium to MRC Global’s 30-day volume weighted average price (“VWAP”) of $12.77 as of June 25, 2025. The exchange ratio, together with the closing prices of DNOW and MRC Global on June 25, 2025, results in a combined company enterprise value of approximately $3.0 billion. Upon completion of the transaction, DNOW and MRC Global shareholders will respectively own approximately 56.5% and approximately 43.5% of the combined company on a fully diluted basis. The transaction has received unanimous approval by both DNOW and MRC Global Board of Directors.

“The combination of DNOW and MRC Global will create a premier energy and industrial solutions provider with a balanced portfolio of businesses and a diversified customer base fortifying long-term profitability and cash flow generation,” said DNOW President and CEO David Cherechinsky. “MRC Global’s differentiated product offerings and complementary assets strengthen DNOW’s 160-year legacy as a worldwide supplier of energy and industrial products and packaged, engineered process and production equipment. We look forward to welcoming the MRC Global family to DNOW and bringing our organizations together to drive enhanced growth and value for our customers, partners and shareholders.”

Rob Saltiel, MRC Global’s President and CEO, stated, “Bringing our two companies together advances our shared goal of becoming a premier choice for energy, gas utility and industrial customers seeking exceptional service and solutions for the largest and most complex industry needs. The transaction diversifies our product offerings for our customers and de-risks our business. DNOW’s long-standing reputation, robust capabilities and broad global presence make it the ideal partner for MRC Global, as our two great companies continue to grow and compete in an expanding global market. Importantly, we have aligned corporate values and a shared commitment to delighting our customers through operational excellence and a culture of outstanding service. This is an exciting milestone for MRC Global, and I am grateful to our team members around the world whose dedication to our business and our customers continues to drive our success.”

Compelling Transaction Benefits

The combination of DNOW and MRC Global is expected to result in significant strategic, operational and financial benefits to shareholders, including:

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Combines Highly Complementary Businesses. The combined company will offer distinctive and complementary products and services to the energy and industrial sectors across upstream, midstream, downstream, gas utility and industrial customers. The combined company is anticipated to have compelling and diverse growth opportunities and cash flow levers to reduce earnings volatility and enhanced resilience through business cyclicality in the energy sectors. Core to this will be serving a broader mix of customers in the construction and maintenance of essential energy process, production and transmission infrastructure. Additionally, the merger will allow for enhanced opportunities in alternative energy, artificial intelligence infrastructure, electrification, mining and other industrial markets.

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Expands Scale and Scope. Together, the combined company will have an expanded geographic footprint and distribution presence in the U.S., Canada and attractive international markets, with approximately 5,000 team members. The expanded range of products and solutions are expected to strengthen existing customer and supplier relationships and facilitate the creation of new ones.

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Unlocks Meaningful Synergies. The combined company is expected to generate $70 million of annual cost synergies within three years following closing through public company costs, corporate and IT systems, and operational and supply chain efficiencies. The combination is also expected to accelerate growth and deliver double digit Adjusted EPS accretion in the first year following closing.

•

Strong Cash Flow Generation. The substantial cash flow generation expected to result from the combination will enable the combined company to continue the execution of its capital allocation strategy, prioritizing organic investments in growth and productivity-enhancing technologies and investments that yield efficiencies and create value for customers. Maintaining a disciplined approach to capital allocation, the combined company expects to continue strategic acquisitions and return capital to shareholders.

•

Robust Balance Sheet to Pursue Further Growth. Following closing, the combined company is expected to maintain a strong balance sheet with a streamlined capital structure. Post-closing, DNOW expects net leverage to be under 0.5x. With strong cash flow and synergy realization, the combined company expects to achieve rapid deleveraging and have a net cash position by the end of the first year post closing. In addition to over $200 million of cash and a $500 million revolving credit facility, DNOW has secured commitments to expand its existing credit facility by $250 million at the close of the merger, further enhancing its liquidity and capital allocation flexibility.

Leadership, Corporate Governance and Headquarters

Upon completion of the transaction, David Cherechinsky, President and Chief Executive Officer of DNOW, will serve as President and Chief Executive Officer of the combined company, and Mark Johnson, Chief Financial Officer of DNOW, will serve as Chief Financial Officer of the combined company.

Following closing, DNOW’s Board of Directors will expand from eight to 10 directors to include two of MRC Global’s current independent board members. Dick Alario will continue to serve as Chairman of the Board.

The combined company will be named DNOW and trade on the NYSE under the DNOW ticker. The DNOW and MRC Global brands will continue following closing of the transaction. The combined company will remain headquartered in Houston, Texas.

Approvals and Closing

The transaction is currently anticipated to close in the fourth quarter of 2025, subject to obtaining DNOW and MRC Global shareholder approval and regulatory clearances and satisfaction of other customary closing conditions.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to DNOW and has provided committed financing, and Kirkland Ellis is serving as legal advisor. Joele Frank is serving as DNOW’s strategic communications advisor.

J.P. Morgan Securities LLC is serving as exclusive financial advisor to MRC Global, and Akin Gump Strauss Hauer & Feld LLP is serving as legal advisor. Collected Strategies is serving as MRC Global’s strategic communications advisor.

Conference Call and Webcast Information

DNOW and MRC Global leadership will host a conference call and online webcast at 5:15pm U.S. Eastern Time on Thursday, June 26, 2025, to discuss the transaction. Interested U.S. parties may call 800-343-4849 and international participants should call 203-518-9848. All participants should use the access code: 632871. Please dial in at least 10 minutes before the call start time to ensure that you are connected to the call and to register your name and company.

Those who wish to listen to the live conference call and view the accompanying presentation slides should visit the News & Events tab of the Investor Relations section of DNOW’s website at https://ir.dnow.com/ or MRC Global’s website at https://investor.mrcglobal.com/overview/default.aspx.

The press release and presentation slides for the call will be posted to the Investor Relations section of each company’s website prior to the call.

A replay of the webcast can also be accessed via the Investor Relations section of each company’s website.

About DNOW

DNOW is a supplier of energy and industrial products and packaged, engineered process and production equipment with a legacy of over 160 years. Headquartered in Houston, Texas, with approximately 2,600 employees and a network of locations, we offer a broad set of supply chain solutions combined with a suite of digital offerings branded as DigitalNOW® that provide customers access to highly complementary digital commerce, data and information management channels. Our locations provide products and solutions to exploration and production, midstream transmission and storage companies, refineries, chemical companies, utilities, mining, municipal water, manufacturers, engineering and construction as well as companies operating in the decarbonization, energy evolution and renewables end markets.

About MRC Global

Headquartered in Houston, Texas, MRC Global (NYSE: MRC) is the leading global distributor of pipe, valves, fittings (PVF) and other infrastructure products and services to diversified end-markets including the gas utilities, downstream, industrial and energy transition, and production and transmission infrastructure sectors. With over 100 years of experience, MRC Global has provided customers with innovative supply chain solutions, technical product expertise and a robust digital platform from a worldwide network of approximately 200 locations including valve and engineering centers. The company’s unmatched quality assurance program offers approximately 200,000 SKUs from over 7,100 suppliers, simplifying the supply chain for over 8,300 customers. Find out more at www.mrcglobal.com..

Contacts

DNOW

Investors and Media

Brad Wise

Vice President, Digital Strategy and Investor Relations

(281) 823-4006

MRC Global

Investors and Media

Monica Broughton

VP, Investor Relations & Treasury

(832) 308-2847

Forward-Looking Statements

This press release includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this press release, including, among other things, statements regarding the proposed business combination transaction between DNOW and MRC Global, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of DNOW’s or MRC Global’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, DNOW or MRC Global expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond DNOW’s or MRC Global’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: DNOW’s ability to successfully integrate MRC Global’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that DNOW or MRC Global will be unable to retain and hire key personnel; the risk associated with each party’s ability to obtain the approval of its shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of DNOW’s or MRC Global’s common stock; risks that the proposed transaction disrupts current plans and operations of DNOW or MRC Global and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; rating agency actions and DNOW’s and MRC Global’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting Countries and other producing countries and the resulting company or third-party actions in response to such changes; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products used in the operation of DNOW’s or MRC Global’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; DNOW’s or MRC Global’s ability to collect payments when due; DNOW’s or MRC Global’s ability to complete any dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or DNOW’s or MRC Global’s remaining businesses; business disruptions following any dispositions or acquisitions, including the diversion of management time and attention; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; the impact of competition and consolidation in the oil and natural gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to DNOW’s or MRC Global’s businesses; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting DNOW’s or MRC Global’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to DNOW’s and MRC Global’s respective periodic reports and other filings with the SEC, including the risk factors contained in DNOW’s and MRC Global’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither DNOW nor MRC Global undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, DNOW intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of DNOW and MRC Global that also constitutes a prospectus of DNOW common shares to be offered in the proposed transaction. Each of DNOW and MRC Global may also file other relevant documents with the SEC regarding the proposed transaction. This press release is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that DNOW or MRC Global may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of DNOW and MRC Global. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about DNOW, MRC Global and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DNOW will be available free of charge on DNOW’s website at https://ir.dnow.com/ or by contacting DNOW’s Investor Relations Department by email at ir@dnow.com or by phone at (281) 823-4006. Copies of the documents filed with the SEC by MRC Global will be available free of charge on MRC Global’s website at https://investor.mrcglobal.com/ or by contacting MRC Global’s Investor Relations Department by email at Investor.Relations@mrcglobal.com or by phone at (832) 308-2847.

Participants in the Solicitation

DNOW, MRC Global and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of DNOW, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) DNOW’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 4, 2025, (ii) DNOW’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 18, 2025 and (iii) to the extent holdings of DNOW securities by its directors or executive officers have changed since the amounts set forth in DNOW’s proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC. Information about the directors and executive officers of MRC Global, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) MRC Global’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 17, 2025, (ii) MRC Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 14, 2025 and (iii) to the extent holdings of MRC Global securities by its directors or executive officers have changed since the amounts set forth in MRC Global’s proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by DNOW and MRC Global will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by DNOW will be available free of charge on DNOW’s website at https://ir.dnow.com/ and those filed by MRC Global will be available free of charge on MRC Global’s website at https://investor.mrcglobal.com/.

Use of Non-GAAP Financial Information and Other Terms

This press release contains certain financial measures that are not prepared in accordance with GAAP, including certain forward-looking projections that are not reconcilable with GAAP measures due to their inherent uncertainty. Due to the forward-looking nature of certain measures used herein, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures. Accordingly, the Company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable effort. Amounts excluded from these non-GAAP measures in future periods could be significant.